SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant (X)
Filed by a Party other than the Registrant ( )
Check the appropriate box:
( ) Preliminary Proxy Statement
(X) Definitive Proxy Statement
( ) Definitive Additional Materials
( ) Soliciting Material Pursuant to 240.14a-11(c) or 240.14a-12


MERRIMAC INDUSTRIES. INC.
-------------------------
(Name of Registrant as Specified In Its Charter)


MERRIMAC INDUSTRIES, INC.
--------------------------
(Name of Person(s) Filing Proxy Statement)

Payment of Filing /fee (Check the appropriate box):


(X) $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), or
    14a-6(i)(2).
( ) $500 per each party to the controversy pursuant to Exchange
    Act Rule 14-a-6(i)(3).
( ) Fee computed on table below per Exchange Act Rules
    14a-6(i)(4) and 0-11

1) Title of each class of securities to which transaction applies:
   ____________________________________________________________

2) Aggregate number of securities to which transaction applies:
   ____________________________________________________________

3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act 0-11:1
   ____________________________________________________________

4) Proposed maximum aggregate value of transaction:
   ___________________________________________________________

1 Set forth the amount on which the filing fee is calculated and state how it was determined.

( ) Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

1) Amount Previously Paid:_________________________________________

2) Form, Schedule or Registration Statement No:____________________

3) Filing Party:___________________________________________________

4) Date Filed:_____________________________________________________

                           MERRIMAC INDUSTRIES, INC.
                               41 Fairfield Place
                          West Caldwell, NJ 07006-6287



                                                                  March 18, 1996


Charles F. Huber II
Chairman of the Board


Dear Fellow Shareholder:

     You are cordially invited to attend the Annual Meeting of Shareholders of the Company to be held at The Princeton Club of New York (Telephone:
212-596-1200), 4th Floor-Room 407, 15 West 43rd Street (off of 5th Avenue), New York, NY 10036 , on Thursday, April 25, 1996 at 5:30 pm. We look forward to the Annual Meeting as an opportunity to meet you and to receive your comments and suggestions.

     Additional information about the Meeting and the various matters upon which shareholders will act is found in the formal Notice of the Meeting and Proxy Statement on the following pages. The Annual Report to Shareholders for 1995, including financial statements, accompanies this Proxy Statement but does not constitute a part of the proxy solicitation material.

     Since it is important that your shares be represented at the Meeting, we urge you to indicate on the enclosed proxy card your choice with respect to the matters to be voted upon at the Meeting, sign and date the card and return it promptly in the enclosed envelope. Please do this even if you plan to attend the Meeting, as the return of a signed proxy will not limit your right to vote in person but will assure that your vote will be counted in the event your plans for personal attendance should change.










                                                           Sincerely,

                                                      /s/ Charles F. Huber II
                                                      -----------------------
                                                          Charles F. Huber II

                           MERRIMAC INDUSTRIES, INC.

                               __________________

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

                                 April 25, 1996


To The Shareholders of

   Merrimac Industries, Inc.


     The Annual Meeting of Shareholders of Merrimac Industries, Inc. (the "Company") will be held at The Princeton Club of New York (Telephone:
212-596-1200), 4th Floor-Room 407, 15 West 43rd Street, New York, NY 10036 , on Thursday, April 26, 1996, at 5:30 pm. Eastern Daylight Time, for the following purposes:

     (1) to elect a Board of five Directors to serve until the next Annual Meeting of Shareholders and until their successors are duly elected and qualified;


     (2) to ratify and approve the action of the Board of Directors in appointing J.H. Cohn & Company as independent auditors for the current fiscal year; and

     (3) to transact such other business as may properly come before the Meeting.

     Holders of Common Stock of record at the close of business on March 8, 1996 are entitled to notice of and to vote at the Meeting.


                                             By Order of the Board of Directors,




                                                        JOHN J. ANTONICH

                                                            Secretary



West Caldwell, New Jersey
March 18, 1996




PLEASE FILL IN, DATE, SIGN AND MAIL PROMPTLY THE ACCOMPANYING PROXY IN THE RETURN ENVELOPE FURNISHED FOR THAT PURPOSE, WHETHER OR NOT YOU PLAN TO ATTEND THE 1996 ANNUAL MEETING.

                           MERRIMAC INDUSTRIES, INC.
                               41 Fairfield Place
                      West Caldwell, New Jersey 07006-6287


                                PROXY STATEMENT



General Information

     The Board of Directors of Merrimac Industries, Inc. (the "Company") solicits all holders of Common Stock to vote by marking, signing, dating and returning their proxies to be voted at the Annual Meeting of Shareholders (the "Meeting") for the purposes stated in the Notice of Meeting. Sending in a signed proxy will not affect a shareholder's right to attend the Meeting and vote in person. A proxy may be revoked at any time before it is exercised, and such right is not limited by or subject to compliance with any specified formal procedure. Presence at the Meeting does not of itself revoke the proxy. If a shareholder wishes to give a proxy to someone other than the Company's designees, he or she may cross out the names appearing on the enclosed proxy, insert the name of such other person, and sign and give the card to that person for use at the Meeting.

     The Proxy Statement and the accompanying form of proxy are being mailed to shareholders on or about March 18, 1996.

     The cost of solicitation will be paid by the Company. In addition to the use of the mails, proxies may be solicited by employees of the Company by telephone, telegraph, fascimile or in person. The Company expects to pay compensation for the solicitation of proxies, plus expenses to Corporate Investor Communications (CIC) to supply brokers and other persons with proxy materials for forwarding to beneficial holders of Common Stock. The Company expects to pay CIC a fee of approximately $2,500.00 for its services. The Company will also reimburse such brokers and other persons for expenses related to such forwarding.

     Each holder of Common Stock of record at the close of business on March 8, 1996, is entitled to one vote for each share of Common Stock then held. At the close of business on that date, there were outstanding and entitled to vote 1,585,240 shares of Common Stock.

     Under Securities and Exchange Commission rules, boxes and a designated blank space are provided on the proxy card for shareholders to mark if they wish either to vote "for," "against" or "abstain" on one or more of the proposals, or to withhold authority to vote for one or more of the Company's nominees for Director. New Jersey law and the Company's By-laws require the presence of a quorum for the Meeting. A quorum is defined as a majority of the votes entitled to be cast at the Meeting. Votes withheld from Director nominees and abstentions will be counted in determining whether a quorum has been reached. Broker-dealer non-votes, which are discussed in the second paragraph below, are not counted for quorum purposes.

     Assuming a quorum has been reached, a determination must be made as to the results of the vote on each matter submitted for shareholder approval: (1) the election of Directors; and (2) the ratification of the appointment of auditors. The selection of the Company's auditors must be approved by a majority of the votes cast at the Meeting. Director nominees must receive a plurality of the votes cast at the Meeting, which means that a vote withheld from a particular nominee or nominees will not affect the outcome of the Meeting.

     Abstentions are not counted in determining the number of votes cast in connection with the selection of auditors.

     Like abstentions, broker-dealer "non-votes" on "non-routine" matters are not counted in calculating the number of votes cast. The American Stock Exchange has advised the Company that the election of Directors and selection of auditors are considered "routine" items upon which broker-dealers holding shares in street name for their customers may vote, in their discretion, on behalf of any customers who do not furnish voting instructions within 10 days of the shareholders' meeting.


Shareholder Proposals for the 1997 Annual Meeting

     In order to be included in the proxy statement and proxy card relating to the 1997 Annual Meeting of Shareholders, shareholder proposals must be received by the Secretary of the Company at the above address no later than November 18, 1996.


                            1. ELECTION OF DIRECTORS

Nominees

     At the Meeting it is proposed to elect five Directors, each to hold office until the next Annual Meeting of Shareholders and until his successor is duly elected and qualified. The persons named in the enclosed form of proxy will vote such proxy for the election to the Board of Charles F. Huber II, Eugene W. Niemiec, Arthur A. Oliner, Mason N. Carter and Reynold K. Green. All of the nominees have been previously elected by the shareholders except Mr. green.

Voting

     At the close of business on March 8, 1996, the Company had outstanding and entitled to vote 975,439 shares of Common Stock (exclusive of 1,585,240 shares held by the Company as treasury shares), each of which is entitled to one vote. Directors are elected by a plurality of the votes cast.

Information About the Board of Directors

     The following table sets forth certain information as of March 8, 1996, with respect to each director and nominee:

           Name and Other Positions                            Director
                With Merrimac                           Age     Since
                -------------                           ---    --------

           Charles F. Huber II ......................   66       1985
             Chairman of the Board

           Eugene W. Niemiec ........................   56       1990
             President, Chief Executive Officer
             Treasurer, Chief Financial Officer
             Chief Operating Officer

           John J. Antonich .........................   62       1995 (1)
             Vice President, Secretary
             and Controller

           Arthur A. Oliner .........................   74       1961

           Mason N. Carter ..........................   50       1995

           Reynold K. Green .........................   37        --
             Vice President Manufacturing


(1) Mr. Antonich is not seeking Re-election to the Board. He will however, continue to serve as an officer of the Company.


Business Experience of Directors During Past Five Years

     Mr. Huber, on September 9, 1994, was elected Chairman of Merrimac Industries, Inc. In addition, he is currently Chairman of Transnational Industries, Inc., a manufacturing company, Chadds Ford, Pennsylvania; Treasurer and Director of Pannebaker, a custom cabinet company, McAllisterville, Pennsylvania; and Director, vice President, Secretary and Treasurer of Prodo-Pak, Corp. a manufacturing of Packaging machinery, Garfield, New Jersey.

     He has been a Managing Director of William D. Witter, Inc., an investment banking organization, New York, New York, since 1981, where he specializes in Leveraged Buy-outs.

     Mr. Niemiec, effective September 9, 1994, was elected to the additional offices of Chief Executive Officer, Chief Financial Officer and Treasurer. He ceased being Chief Financial Officer as of March 4, 1996. He continues to hold the offices of President and Chief Operating Officer of the Company which he has held since January 1, 1990.

     Dr.  Oliner  is  Professor   Emeritus  of   Electrophysics  at  Polytechnic
University at Brooklyn, New York, was Head of its Electrical Engineering Department for 8 years, and was Director of its Microwave Research Institute from 1967 to 1982. He is currently an engineering consultant.

     Mr. Carter is currently President of the Products and Systems Group of Datatec Industries, Inc., Fairfield, New Jersey, a leading provider of computer network implementation services, since 1994. He has been President and CEO of Kentile, Inc., Chicago, Illinois, a provider of resilient flooring from 1992 to 1994. From 1987 to 1992, he was President and CEO of Metex Corp., Edison, New Jersey, a provider of industrial and automotive products. He was a Director of United Capital Corp., Great Neck, New York from 1989 to 1994.

     Mr. Antonich has been Vice President, Secretary and Controller of the Company since prior to 1990.

     Mr. Green, is currently the Vice President of Merrimac's Manufacturing Operations. Over the past 5 years, Mr. Green has held the positions of Director of Manufacturing, National Sales Manager and Director of Quality Control and High Reliability Services at Merrimac Industries.


     The Board of Directors has a Stock Option  Committee,  Stock  Purchase Plan
Committee,   Audit  Committee,   Compensation  Committee,   Product  Development
Committee and Nominating Committee.

     The Stock Option Committee, which currently consists of Messrs. Carter, Huber and Oliner, administers the Company's 1993 Stock Option Plan and 1985 Stock Purchase Plan.

     The Stock Purchase Plan Committee, which currently consists of Messrs. Carter, Huber and Oliner, administers the Stock Purchase Plans of the Company. None of the committee members is currently eligible to participate in the Plan.

     Messrs. Carter, Huber and Oliner currently serve on the Audit Committee, which was established in April 1983. The function of the Audit Committee is to review the Company's annual audit with the Company's independent accountants. During fiscal 1995 the Audit Committee met once.

     Messrs. Carter, Huber and Oliner, non-employee Directors, currently serve on the Compensation Committee, which was established in April 1985. The Committee reviews compensation of all executive officers of the Company. The Committee determines compensation levels based on individual performance and responsibility, as well as overall corporate performance. The predominant components of executive compensation have been base salary and stock option grants. When corporate goals are achieved executive officers as well as other key employees are awarded bonuses. During fiscal 1995 the compensation committee met three times.

     Messrs.   Carter,  Oliner  and  Niemiec  currently  serve  on  the  Product
Development Committee, which was established in April 1985.

     Messrs.  Huber,  Niemiec  and  Oliner  currently  serve  on the  Nominating
Committee, which was established in December 1994. Shareholders wishing to recommend persons for consideration by the Nominating Committee as nominees for election to the Company's Board of Directors, can do so by writing to the Secretary of the Company at 41 Fairfield Place, West Caldwell, New Jersey 07006, giving each persons name, biographical data and qualifications. Any such recommendation should be accompanied by a written statement from the person recommended indicating his or her consent to be considered as a nominee, and if nominated and elected, to serve as a Director. During fiscal 1995 the nominating committe met twice.

     During the fiscal year ended December 30, 1995, the Board of Directors held twelve meetings including two by telephone conference call. Each Director during this period attended 75% or more of the aggregate of the total number of meetings of the Board and committees on which he served.

EXECUTIVE COMPENSATION

     The following table sets forth a summary for the last three (3) fiscal years of the cash and non-cash compensation awarded to, earned by, or paid to, the Chief Executive Officer of the Company and each of the other most highly compensated executive officers whose individual remuneration exceeded $100,000 for the last fiscal year.


                           SUMMARY COMPENSATION TABLE


                                                                           Long-Term
                                                                          Compensation

                                            Annual Compensation               Awards
                                       --------------------------------------------------
                                                                            Securities        All Other
                                                                            Underlying      Compensation

Name and Principle Positions             Year     Salary($)    Bonus($)      Options/SAR       ($)(1)
     in January 1994
-----------------------------------------------------------------------------------------------------------
Eugene W. Niemiec ...................   1995     160,179       30,000         15,000           13,365
   President, Treasurer, ............   1994     130,426        7,869                          13,478
   Chief Executive Officer ..........   1993     131,144        7,869         2,000             7,539
   Chief Financial Officer
   Chief Operating Officer

John Z. Blahosky ....................   1995     141,096       15,000         15,000           12,225
   Executive Vice President .........   1994     117,512        7,145                          12,255
                                        1993     119,080        7,145         1,500             6,845

Brian R. Dornan .....................   1995     99,566        15,000         7,500            8,640
   Group Vice President Manufacturing   1994     83,159         5,017                          8,594
   ..................................   1993     83,616         5,017         1,000            4,806





     (1) Includes amounts contributed by the Company to the accounts of the named executive officers pursuant to the Company's Savings and Investment Plan and the Company's Profit Sharing Plan.




     The following table sets forth information concerning individual grants of stock options made during fiscal 1995 to each of the named executive officers.


                     Option/SAR Grants in Last Fiscal Year

                               Individual Grants
--------------------------------------------------------------------------------
                 Number of Securities    % of Total        Exercise
                     Underlying         Options/SARs        Price
                    Options/SARs     Granted to Employees   or base   Expiration
Name                 Granted (#)       in fiscal Year       ($/Sh)       Date
--------------------------------------------------------------------------------
Eugene W. Niemiec     15,000                16.2%            9.00       2-2-95

John Z. Blahosky      15,000                16.2%            9.00       2-2-95

Brian R. Dornan        7,500                 8.1%            9.00       2-2-95

     The following table sets forth information concerning each exercise of stock options during fiscal 1995 by each of the named executive officers and the fiscal year-end value of unexercised options.



              Aggregated Option/SAR Exercises in Last Fiscal Year
                          and FY-End Option/SAR Values


                                                Number of
                                               Securities         Value of
                                               Underlying       Unexercised +
                                               Unexercised      In-the-Money
                                              Options/SARs      Options/SARs
                       Shares                  at FY-End           FY-End
                    Acquired on    Value     Exercisable/(1)   Exercisable/(1)
Name .............   Exercise    Realized   Unexercisable(2)*  Unexercisable(2)
--------------------------------------------------------------------------------
Eugene W. Niemiec      2,000    $11,000          2,000(1)       $     250(1)
                                                 1,500(2)          30,000(2)


John Z. Blahosky        -0-       -0-           1,500(1)              187(1)
                                                15,000(2)          30,000(2)


Brian Dornan            -0-       -0-            4,000(1)          14,125(1)
                                                 7,500(2)          15,000(2)



     + Amounts represent difference between the aggregate exercise price of the options and a $ 11 market price of the underlying common stock on December 30, 1995

     *    The   vesting   of   unexercised    options   accelerates   upon   any
          change-in-control of the company.



                    Employment Contracts and Termination of
                 Employment and Change-in-Control Arrangements


     The Company has no employment agreements or change-in-control arrangements with any of its employees.



COMPENSATION OF DIRECTORS

     Directors who are not employees of the Company are paid a monthly fee of $1,000 and $500 for each meeting of the Board of Directors attended. The Directors are also reimbursed reasonable travel expenses incurred in attending Directors meetings. In addition, pursuant to the 1993 Stock Option Plan, each non-employee Director is granted an immediately exercisable option to purchase 1,500 shares of the Company's common stock on the date he is elected to the Board of Directors, and on each date that he is re-elected as a Director of the Company. In connection with the active role that Mr. Huber Chairman of the Board has performed in the affairs of the Company the board has approved the payment of a $50,000 annual fee.

     SHARE OWNERSHIP OF DIRECTORS, EXECUTIVE OFFICERS AND CERTAIN SHAREHOLDERS

     The following table sets forth, as of March 8, 1996, information concerning ownership of common Stock by (i) persons known to the Company who are beneficial owners of more than five percent of the Company's Common Stock (ii) each Director and Director nominee of the Company, and (iii) all Directors/nominees and executive officers of the Company as a group.


                                             Amount and
                                              Nature of
                                           Beneficial Own-
        Name and Address of                ership (direct        Percent of
        Beneficial Owners                  except as noted)        Class


        William D. Witter, Inc .............   131,783              8.31%
        One Citicorp Center
        153 East 53rd Street
        New York, NY 10022


        Arthur A. Oliner ...................   161,426   (1)        10.15%
        11 Dawes Road
        Lexington, MA 02173


        Charles F. Huber II ................   114,500   (2)        7.20%
        c/o William D. Witter, Inc.
        One Citicorp Center
        153 East 53rd Street
        New York, NY 10022


        Kennedy Capital     ................    98,700              6.23%
        Management, Inc.
        425 N. New Ballas Rd.,
        Suite 181
        St. Louis, Mo 63141


        Eugene W. Niemiec ..................    21,549   (3)        1.34%
        c/o Merrimac Industries, Inc.
        41 Fairfield Place
        West Caldwell, NJ 07006


        John J. Antonich ...................    21,629   (4)        1.36%
        c/o Merrimac Industries, Inc.
        41 Fairfield Place
        West Caldwell, NJ 07006


        Mason N. Carter ....................     4,500   (5)        .28%
        c/o Datatec Industries Inc.
        23 Madison Road
        Fairfield, NJ, 07004


        Reynold K. Green ...................    10,018   (5)        .63%
        c/o Merrimac Industries, Inc
        41 Fairfield Place
        West Caldwell, NJ, 07006


        All Directors/nominees and
        executive officers as a
        group (9 persons) ..................   387,272   (7)        23.15%


     (1) Includes 4,500 shares subject to stock options that are exercisable currently or within 60 days and 8,662 shares owned by Dr. Oliner's wife as to which he disclaims beneficial ownership.

     (2) Includes 4,500 shares subject to stock options that are exercisable currently or within 60 days. Mr. Huber is a Managing Director of William D. Witter, Inc., which owns 131,783 shares as to which Mr. Huber disclaims beneficial ownership.

     (3) Includes 17,000 shares subject to stock options that are exercisable currently or within 60 days.

     (4) Includes 10,000 shares subject to stock options that are exercisable currently or within 60 days.

     (5) Includes 1,500 shares subject to stock options that are exercisable currently or within 60 days.

     (6) Includes 8,500 shares subject to stock options and 885 shares subject to the stock purchase plan that are exercisable currently or within 60 days.

     (7) Includes 85,500 shares subject to Stock Options and 2,191 shares subject to The Stock Purchase Plan that are exercisable currently or within 60 days.

COMPLIANCE WITH SECTION 16(A) OF THE SECURITIES EXCHANGE ACT OF 1934

     Section 16(a) of the Securities Exchange Act of 1934 requires the Company's Directors and executive officers, and persons who own more than ten percent of the Company's common stock, to file with the Securities and Exchange Commission ("SEC") initial reports of ownership and reports of changes in ownership of Common Stock. Officers, Directors and greater than ten-percent shareholders are required by SEC regulation to furnish the Company with copies of all Section 16(a) reports they file.

     To the Company's knowledge, based solely on its review of the copies of such reports furnished to the Company and written representations that no other reports were required, during the fiscal year ended December 30, 1995, all
Section 16(a) filing requirements applicable to its officers, Directors and greater than ten-percent shareholders were complied with, except the following:


                                             NUMBER OF
NAME                     TRANSACTIONS          SHARES        LATE FILINGS
----                     ------------        ---------       ------------
John Z. Blahosky               1               2,000               1

Charles F. Huber II            1               1,437               1

Eugene W. Niemiec              1                 100               1

               2. RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS

     The Board of Directors has, subject to ratification by the shareholders, appointed J.H. Cohn & Company as independent auditors for the fiscal year ending December 28, 1996.

     Representatives of J.H. Cohn & Company have been invited and are expected to attend the Meeting, will have an opportunity to make a statement if they desire to do so, and will be available to answer questions that may be asked by shareholders.

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THIS PROPOSAL.

                               3. OTHER BUSINESS

     At the date of this Proxy Statement, the Board of Directors has no knowledge of any business other than that described above that will be presented at the Meeting for action by the shareholders. If any other business should properly come before the Meeting, it is intended that the persons designated as attorneys and proxies in the enclosed form of proxy will vote all such proxies as they, in their discretion, determine.


                                             By Order of the Board of Directors,






                                                          JOHN J. ANTONICH
                                                              Secretary

March 18, 1996

                           MERRIMAC INDUSTRIES, INC.
                               41 Fairfield Place
                      West Caldwell, New Jersey 07007-0986

     THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

     The undersigned hereby appoints Charles F. Huber II and Arthur A. Oliner as Proxies, each with the power to appoint his substitute, and hereby authorizes either or both to represent and to vote all shares of Common Stock of Merrimac Industries, Inc. held of record by the undersigned on March 8, 1996, at the Annual Meeting of Shareholders to be held on April 25, 1996, or any adjournment thereof as follows

          Please mark on the reverse side, sign, date and return this proxy card promptly using the enclosed envelope.










This Proxy when properly executed will be voted in the manner directed herein. If no direction is made, this Proxy will be voted FOR election of Directors and FOR Item 2.



The Board of Directors recommends a vote FOR all items and SHARES WILL BE SO VOTED UNLESS YOU OTHERWISE INDICATE:


No.1 Election of Directors    Nominees: C.F. Huber II, E.W. Niemiec, A.A. Oliner
                                        M.N. Carter, and R.K. Green
  FOR       Withhold
  all       for all        (INSTRUCTION: To withhold authority to vote for any
nominees    nominees        individual nominee, write that nominee's name in
                            the space provided below.)

  |_|          |_|          _____________________________________________


No.2  Appointment of Independant Auditors


   FOR       AGAINST       ABSTAIN

   |_|         |_|           |_|





                                     DATED:_______________________________, 1996


                                     ___________________________________________
                                                       Signature

                                     ___________________________________________
                                                       Signature

This proxy must be signed exactly as name appears hereon. When shares are held by joint tenants, both should sign. Executors, administrators, trustees, etc., should give full title as such. if the signer is a corporation, please sign full corporate name by duly authorized officer.

           SIGN, DATE AND MAIL YOUR PROXY PROMPTLY TODAY









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